Tortoise Midstream Energy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2022

	Principal Amount/Shares	Fair Value
Common Stock - 92.7% (1)
Crude Oil Pipelines - 14.9% (1)
Canada - 10.6% (1)
Enbridge Inc.	275,100	11,878,818
Pembina Pipeline Corp.	402,120	13,655,995
		25,534,813
United States - 4.3% (1)
Plains GP Holdings LP	916,535	10,366,011

Natural Gas Gathering/Processing - 13.8% (1)
United States - 13.8% (1)
Hess Midstream Partners LP	45,146	1,442,866
Targa Resources Corp.	485,236	31,719,877
		33,162,743
Natural Gas/Natural Gas Liquids Pipelines - 49.5% (1)
United States - 49.5% (1)
Cheniere Energy, Inc.	114,752	15,250,541
DT Midstream, Inc.	185,323	9,840,651
Kinder Morgan Inc.	1,550,051	26,970,888
ONEOK, Inc.	432,038	28,212,081
TC Energy Corporation	128,700	6,912,477
The Williams Companies, Inc.	1,027,603	32,143,422
		119,330,060
Renewables and Power Infrastructure - 14.5% (1)
United States - 14.5% (1)
Archaea Energy, Inc. (2)	143,839	2,638,007
Atlantica Sustainable Infrastructure PLC	241,241	8,141,884
Clearway Energy Inc.	324,675	10,844,145
NextEra Energy Partners, LP	172,099	13,425,443
		35,049,479
Total Common Stock
(Cost $163,642,927)		223,443,106

Master Limited Partnerships - 28.4% (1)
Natural Gas Gathering/Processing - 5.2% (1)
United States - 5.2% (1)
Western Midstream Partners, LP	479,491	12,485,946

Natural Gas/Natural Gas Liquids Pipelines - 14.7% (1)
United States - 14.7% (1)
DCP Midstream, LP	326,064	10,786,197
Energy Transfer LP	1,361,998	13,810,660
Enterprise Products Partners L.P.	443,436	10,828,707
		35,425,564
Refined Product Pipelines - 8.5% (1)
United States - 8.5% (1)
Magellan Midstream Partners L.P.	146,667	7,116,283
MPLX LP	406,542	13,326,446
		20,442,729
Total Master Limited Partnerships
(Cost $54,097,940)		68,354,239

Preferred Stock - 4.1% (1)
Natural Gas/Natural Gas Liquids Pipelines - 3.3% (1)
United States - 3.3% (1)
Altus Midstream Companys 7.000% (3)(4)	6,262,876	7,935,815

Renewable Infrastructure - 0.8% (1)
United States - 0.8% (1)
NextEra Energy, Inc.	39,095	1,958,660
Total Preferred Stock
(Cost $8,162,893)		9,894,475

Corporate Bond - 1.0% (1)
Natural Gas Gathering/Processing - 1.0% (1)
United States - 1.0% (1)
EnLink Midstream Partners
6.000%, Perpetual
(Cost $3,055,512)	3,400,000	2,439,500

Warrant - 0.0% (1)
Energy Technology - 0.0% (1)
EVgo, Inc. Warrant (2)
(Cost $1)	1	1

Short-Term Investment - 0.1% (1)
United States Investment Company - 0.1% (1)
First American Government Obligations Fund, Class X, 0.026% (5)
(Cost $384,778)	384,778	384,778

Total Investments - 126.3% (1)
(Cost $229,344,051)		304,516,099
Liabilities in Excess of Other Assets - (0.2)% (1)		(414,465)
Credit Facility Borrowings - (4.6)%		(11,200,000)
Senior Notes - (13.3)%		(32,149,733)
Mandatory Redeemable Preferred Stock at Liquidation Value - (8.2)%		(19,718,925)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		241,032,976

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $7,935,815, which represents 3.3% of net assets.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Rate indicated is the current yield as of February 28, 2022.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 28, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$223,443,106	$-	$-	$223,443,106
Master Limited Partnerships	68,354,239	-	-	68,354,239
Preferred Stocks	1,958,660	-	7,935,815	9,894,475
Corporate Bonds	-	2,439,500	-	2,439,500
Warrants	1	-	-	1
Short Term Investments	384,778	-	-	384,778
Total Investments	$294,140,784	$2,439,500	$7,935,815	$304,516,099

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2022:

Preferred Stock	NTG
Balance – beginning of period	$9,511,892
Purchases	-
Return of capital	-
Sales	(1,372,556)
Total realized gain/loss	179,627
Change in unrealized gain/loss	(383,148)
Balance – end of period	$7,935,815

Refer to the Schedule of Investments for further information on the classification of investments.